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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  April 17, 2000

                        CASINO MAGIC OF LOUISIANA CORP.
             (Exact Name of Registrant as Specified in its Charter)




        Louisiana                                             64-0878110
(State or Other Jurisdiction      (Commission              (IRS Employer
      of Incorporation)           File Number)          Identification No.)


     330 N. Brand Boulevard, Suite 1100, Glendale, CA        91203
          (Address of Principal Executive Offices)         (Zip Code)

      Registrant's telephone number, including area code:  (818) 662-5900
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CASINO MAGIC OF LOUISIANA CORP.

Date:  April 17, 2000                 By: /s/ Bruce C. Hinckley
                                         --------------------------------

                                      Name:  Bruce C. Hinckley
                                             ----------------------------
                                      Title: Chief Financial Officer
                                             ----------------------------
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                                 Exhibit Index
                                 -------------

Exhibit        Description
-------        -----------


99.1           Financial Statements as of December 31, 1999 and 1998 with
               Management's Disussion and Analysis of Financial Condition and
               Results of Operations.
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                                     Index
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Management's Discussion and Analysis of Financial Condition and Results of Operations.         1

Financial Statement Schedules                                                                F-2
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